JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated October 1, 2018

to the Prospectus dated January 28, 2018

CHANGE TO FUND DETAILS OF

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

At a meeting held on September 19, 2018, the Board of Trustees of the Advisers Investment Trust (the “Board”) approved the adoption of amendments, as outlined below, to the non-fundamental investment policies of the JOHCM Emerging Markets Small Mid Cap Equity Fund (the “Fund”). These amendments are effective as of October 1, 2018.

Under the heading “FUND DETAILS—Policies and Strategies,” the final paragraph on page 49 of the Prospectus related to the JOHCM Emerging Markets Small Mid Cap Equity Fund is deleted in its entirety and replaced with the following:

The JOHCM Emerging Markets Small Mid Cap Equity Fund invests, under normal conditions, at least 80% of its assets in equity securities such as common stocks, preferred stock, rights and warrants issued by small and mid-capitalization companies that are based in emerging markets, including frontier markets. The Fund may invest in securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Fund would normally invest. Under normal circumstances, the Fund generally will hold securities of 70 to 120 companies. Also under normal circumstances, the Fund’s exposure to any one region generally will be no more than two (2) times that in the MSCI Emerging Markets Small Cap Index NR’s (net dividend reinvestment) and the Fund’s exposure to any one sector generally will be no more than two (2) times that in the Index or 20% of the Fund’s assets, whichever is greater. The Fund intends to compare its performance to the Index, but apart from the foregoing general guidelines, the Fund is managed with no restrictions in terms of regional or sector allocation versus the Index. The Fund will sell stocks at the point deemed appropriate by JOHCM regardless of market capitalization.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.